Exhibit 99.1 Cowen and Company 32nd Annual Health Care Conference March 7, 2012 ©2012 Endo, Inc. All rights reserved. 1

©2012  Endo Pharmaceuticals, Inc. 2
Forward Looking Statements
This presentation contains forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995.  Statements including words such as “believes,”
“expects,” “anticipates,” “intends,” “estimates,” “plan,” “will,” “may,” “look forward,” “intend,”
“guidance,” “future” or similar expressions are forward-looking statements.  Because these statements reflect our current views, expectations and beliefs concerning future events, these forward-looking statements involve risks and uncertainties. Investors should note that many factors, as more fully described under the caption “Risk Factors” in our Form 10-K, Form 10-Q and Form 8-K filings with the Securities and Exchange Commission and as otherwise enumerated herein or therein, could affect our future financial results and could cause our actual results to differ materially from those expressed in forward-looking statements contained in our
Annual Report on Form 10-K. The forward-looking statements in this presentation are qualified by these risk factors. These are factors that, individually or in the aggregate, could cause our actual results to differ materially from expected and historical results. We assume no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.

Solutions for 21 st Century Healthcare ©2012 Endo, Inc. All rights reserved. 3 I. Our Diversified Business II. Growth Drivers III. Commitment to Innovation IV. 2012 Financial Guidance V. Summary

4 ACCESS OUTCOMES ECONOMICS Healthcare Value ©2012 Endo Pharmaceuticals, Inc.

($MM)
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012(E)
Branded Pharmaceuticals
Generics
Services
Devices

endo

Solid Track Record of Sales Growth Endo expects to report more than $3 Billion in 2012 sales 5 Sustaining our Growth ©2012 Endo Pharmaceuticals, Inc.

Net Cash Provided By Operating Activities

($MM)
$900
$800
$700
$600
$500
$400
$300
$200
$100
$-
$366
$356
$295
$454
$702
$750-$850
2007
2008
2009
2010
2011
2012(E)

endo

STRONG CASH FLOW GENERATION 6 ©2012 Endo Pharmaceuticals, Inc.

*Pro forma - TTM as of 12/31/2011. Includes full year of AMS.

**The services segment does not include the *pro forma* impact of pre-acquisition revenues from the recently acquired electronic medical records providers, Intuitive Medical Software (IMS) and meridian EMR, Inc..

endo

DIVERSIFIED HEALTHCARE SOLUTIONS COMPANY
7 ©2012  Endo Pharmaceuticals, Inc.
93%
7%
Branded Pharmaceuticals
Generics
56%
19%
18%
7%
Branded Pharmaceuticals
Generics
Devices
Services**
Revenue Mix* Revenue Mix
Endo - 2008 Endo - 2011

Commitment to Innovation
8
Branded
Pharmaceuticals
Medical Devices Generic
Pharmaceuticals
Generic Development
• Continually enhancing
existing products
• Recent advances:
GreenLight™ XPS
Laser Console
MoXy™ Laser Fiber
AdVance™ XP
(OUS)
• Developing treatments in
new areas
Topas™ sling
Cryotherapy
• Exploring new emerging
technologies
• Key Therapeutic Areas
• Pain
• Oncology
• Endocrinology
• Semi-Virtual R&D Model
• Global Partnerships
• Discovery
• Early Development
• Development Pipeline
Supplements strong
commercial base growth
©2012  Endo Pharmaceuticals, Inc.
ANDA
Filings
~50 Current
ANDA Reviews
ANDA
Approvals
AVEED™
Long Acting Injectable Testosterone
BEMA® Buprenorphine
(Ph. III)
Pain
Urocidin ™
(Ph. III)
Bladder Cancer
Androgen Receptor Antagonist
Castration Resistant Prostate Cancer
(Ph. I)
(NDA)

New Phase III BEMA
®
Buprenorphine
9
• Complements pain therapeutics portfolio
• Draws upon existing expertise in the development
and commercialization of opioids
• Key Financial Terms:
o
$30 million upfront payment to BDSI
o
$150 million in potential milestone payments
o
Contingent on IP, Clinical and Regulatory events
and designated sales levels
o
Tiered royalties on net sales in the U.S.
©2012  Endo Pharmaceuticals, Inc.

2012 Guidance 10 Guidance Revenue range $3.15B - $3.30B Adjusted diluted EPS range $5.00 - $5.20 Reported (GAAP) diluted EPS range $2.60 - $2.80 ©2012 Endo Pharmaceuticals, Inc.

2012 Value Creation Opportunities
11
• Successfully launch new formulation of Opana® ER
• Support the future growth of Qualitest
o
Invest capital to capture growing demand for products
o
Exceed cost synergies assumed at time of Qualitest acquisition
• Invest in AMS to accelerate growth
o
AMS/Endo pilot program updates in first half 2012
o
Invest in R&D to accelerate advance of new products to market
• Maximize operating cash flow to pay down debt
o
Expect ~$500M of cumulative debt repayments to be completed by end of Q1 2012 on our existing Term Loan indebtedness
©2012  Endo Pharmaceuticals, Inc.

endo® a vision for healthcare™

endo | AMS Endo Pharmaceuticals HealthTronics Qualitest

©2012 Endo, Inc. All rights reserved. 12

©2012  Endo Pharmaceuticals, Inc.
13
Reconciliation of Non-GAAP Measures
For an explanation of Endo’s reasons for using non-GAAP measures, see Endo’s Current Report on Form 8-K filed today with the Securities and Exchange Commission
Reconciliation of Projected GAAP Diluted Earnings Per Share to Adjusted Diluted Earnings Per Share Guidance for the Year Ending
December 31, 2012
Lower End of Range Upper End of Range
Projected GAAP diluted income per
common share
$2.60 $2.80
Upfront and milestone-related payments to partners
$0.76 $0.76
Amortization of commercial intangible assets and
inventory step-up
$1.89 $1.89
Acquisition and integration costs related to recent
acquisitions.
$0.10 $0.10
Interest expense adjustment for ASC 470-20 and other
treasury items
$0.21 $0.21
Tax effect of pre-tax adjustments at the applicable tax
rates and certain other expected cash tax savings as a
result of recent acquisitions
($0.56) ($0.56)
Diluted adjusted income per common
share guidance
$5.00 $5.20
The company's guidance is being issued based on certain assumptions including:
•Certain of the above amounts are based on estimates and there can be no assurance that Endo will achieve these results
•Includes all completed business development transactions as of March 7, 2012

Cowen and Company 32nd Annual Health Care Conference March 7, 2012 ©2012 Endo, Inc. All rights reserved. 14